SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                              Form 8-K/A

                            Amendment No. 2

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



Date of Report (date of earliest event reported)     January 26, 1996
                                                     ----------------

                       CINCINNATI MILACRON INC.
 --------------------------------------------------------------------
          (Exact name of registrant as specified in charter)



    Delaware                1-8475                   31-1062125
- ----------------       ----------------         -------------------
 (State or other       (Commission File          (I.R.S. Employer
 jurisdiction of           Number)              Identification No.)
 incorporation)



4701 Marburg Avenue, Cincinnati, Ohio                   45209
- ----------------------------------------             ----------
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code  (513) 841-8100
                                                    --------------


                                 NONE
- ---------------------------------------------------------------------
    (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

               The following information is intended to supplement the information disclosed in Item 2 of (i) the Form 8-K filed on February 12, 1996 and (ii) the Form 8-K/A filed on April 4, 1996 (together with (i) above, the "Form 8-K"). Capitalized terms used and not defined herein have the meanings assigned to them in the Form 8-K.

               On July 29, 1996, the parties (or their successors, as applicable) to the Purchase Agreement executed Amendment No. 1 to the Purchase Agreement (the "Amendment") which resulted in an adjustment to the purchase price paid by Registrant and its subsidiaries for the Business from $245,376,555 to $245,622,444. The
               Amendment required (i) the replacement of the 8% promissory note dated January 26, 1996, secured by a letter of credit, issued by the Registrant to VSI Corporation in the principal amount of $166 million with a 6.5% promissory note dated as of January 26, 1996, secured by a letter of credit, issued by the Registrant to VSI Corporation in the principal amount of $166 million (the "6.5% Secured Note"), (ii) the replacement of the 8% unsecured promissory note dated January 26, 1996 issued by the Registrant to VSI Corporation in the principal amount of $5,376,555 with a 6.5% unsecured promissory note dated as of January 26, 1996 issued by the Registrant to VSI Corporation in the principal amount of $4,331,000 (the "6.5% Unsecured Note") and (iii) an additional cash payment by the Registrant to VSI Corporation in the amount of $1,291,444 (the "Additional Cash Payment"). The principal amount of the 6.5% Unsecured Note was reduced from $5,376,555 to $4,331,000 pursuant to an audit of the closing date balance sheet of the Business in accordance with the Purchase Agreement. As permitted by the notes, the Registrant subsequently prepaid all amounts owed with respect to the 6.5% Secured Note and the 6.5% Unsecured Note.

               In order to pay amounts owed in connection with the 6.5% Secured Note, the 6.5% Unsecured Note and the Additional Cash Payment, the Registrant (i) borrowed approximately $21,000,000 under its existing credit facilities and
               (ii) obtained the balance owed from its cash on hand, arising principally from the proceeds of its recent public offering of common stock.



Item 7.  Financial Statements and Pro Forma Financial Information

               The required financial statements and pro forma financial information was included in the Form 8-K/A filed on April 4, 1996.

         Exhibits

               The following Exhibits are included with this Form 8-K/A.


      Exhibit
      Number       Description of Exhibit
      -------      ----------------------

      2.1           Asset Purchase Agreement dated as of January
                    23, 1996, between Cincinnati Milacron Inc., a Delaware corporation, The Fairchild Corporation, a Delaware corporation, RHI Holdings, Inc., a Delaware corporation, and the Designated Purchasers and Sellers named therein. (Schedules and Exhibits have been omitted pursuant to Rule 6.01(b)(2) of Regulation S-K. Such Schedules are listed and described in the Asset Purchase Agreement. The Registrant hereby agrees to furnish to the Securities and Exchange Commission, upon its request, any or all such omitted Schedules and Exhibits.)*

      2.2 Amendment No.1 to the Asset Purchase Agreement dated as of July 29, 1996, between Cincinnati Milacron Inc., D-M-E Company, D-M-E UK Limited (formerly known as Chartretail Limited), D-M-E Belgium N.V., DME Normalien GmbH (formerly known as Cincinnati Milacron Kunstoffmaschinen Vertriebsund Service GmbH), The Fairchild Corporation, RHI Holdings, Inc., Fairchild Holding Corp. (as successor to VSI Corporation), Fairchild Convac GmbH (formerly known as D-M-E Normalien
                    GmbH) and JJS Limited (formerly known as D-M-E Europe (UK) Limited). (Exhibits have been omitted pursuant to Rule 6.01(b)(2) of Regulation S-K. Such Exhibits are listed and described in the Amendment No. 1. The Registrant hereby agrees to furnish to the Securities and Exchange Commission, upon its request, any or all such omitted Exhibits.)

      99.1          Press release of the Registrant dated
                    January 26, 1996*



    --------
    * Previously filed.

                              SIGNATURES
                              ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  August 12, 1996                    CINCINNATI MILACRON INC.


                                          By:  /s/ Ronald D. Brown
                                             ------------------------
                                             Ronald D. Brown
                                             Vice President - Finance

                             Exhibit Index
                             -------------


Exhibit                                                   Sequential
Number           Description of Exhibit                   Page Number
- -------          ----------------------                   -----------

2.1              Asset Purchase Agreement dated as of
                 January 23, 1996, between Cincinnati
                 Milacron Inc., a Delaware corporation,
                 The Fairchild Corporation, a Delaware
                 corporation, RHI Holdings, Inc., a
                 Delaware corporation, and the
                 Designated Purchasers and Sellers named
                 therein.  (Schedules and Exhibits have
                 been omitted pursuant to Rule
                 6.01(b)(2) of Regulation S-K.  Such
                 Schedules are listed and described in
                 the Asset Purchase Agreement.  The
                 Registrant hereby agrees to furnish to
                 the Securities and Exchange Commission,
                 upon its request, any or all such
                 omitted Schedules and Exhibits.)*

2.2              Amendment No.1 to the Asset Purchase
                 Agreement dated as of July 29, 1996,
                 between Cincinnati Milacron Inc., D-M-E
                 Company, D-M-E UK Limited (formerly
                 known as Chartretail Limited), D-M-E
                 Belgium N.V., DME Normalien GmbH
                 (formerly known as Cincinnati Milacron
                 Kunstoffmaschinen Vertriebsund Service
                 GmbH), The Fairchild Corporation, RHI
                 Holdings, Inc., Fairchild Holding Corp.
                 (as successor to VSI Corporation),
                 Fairchild Convac GmbH (formerly known
                 as D-M-E Normalien GmbH) and JJS Limited
                 (formerly known as D-M-E Europe (UK)
                 Limited).  (Exhibits have been omitted
                 pursuant to Rule 6.01(b)(2) of
                 Regulation S-K.  Such Exhibits are
                 listed and described in the Amendment
                 No. 1.  The Registrant hereby agrees to
                 furnish to the Securities and Exchange
                 Commission, upon its request, any or
                 all such omitted Exhibits.)

99.1             Press release of the Registrant dated
                 January 26, 1996*


- -------
* Previously filed